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                                                                  EXHIBIT 10.57




                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

                 THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT ("Amendment") is made this ____ day of _______________, 1996, by and among PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (the "Company"), the holders of not less than a majority of the Registrable Stock outstanding on the date hereof prior to execution of this Amendment, which is owned by the persons set forth on Schedule 1 attached hereto (collectively the "Existing PPD Shareholders"), and the individuals listed on Schedule 2 attached hereto (the "New PPD Shareholders").

                 WHEREAS, the Company and the Existing PPD Shareholders entered into that certain Registration Rights Agreement dated January 24, 1996 (as amended, the "Registration Rights Agreement") pursuant to which the Existing PPD Shareholders were given certain registration rights under the 1933 Act with respect to their shares of Common Stock of the Company; and

                 WHEREAS, in connection with the merger (the "Merger") of Wilmington Merger Corp., a North Carolina corporation and wholly-owned subsidiary of the Company, with and into Applied Bioscience International Inc., a Delaware corporation ("APBI"), the shareholders of APBI will receive shares of Common Stock of the Company in exchange for shares of common stock of APBI; and

                 WHEREAS, the Company and the Existing PPD Shareholders desire to amend the Registration Rights Agreement to add the New PPD Shareholders as additional parties to the Registration Rights Agreement and to give them certain registration rights under the 1933 Act with respect to their shares of Common Stock of the Company as hereinafter set forth.

                 NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby amend and modify the Registration Rights Agreement as follows:

                 1. Definitions. Unless otherwise defined or modified in this Amendment, capitalized terms used herein shall have the same meaning as given to such terms in the Registration Rights Agreement.





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                 2.       Definition of "Holders".  The definition of "Holders"
(and all references thereto) in the Registration Rights Agreement is modified to refer to the Existing PPD Shareholders and the New PPD Shareholders, except as otherwise expressly provided herein.

                 3. Definition of "Registrable Stock". The definition of "Registrable Stock" (and all references thereto) in the Registration Rights Agreement shall include the aggregate of 6,941,795 shares of Common Stock owned by the Existing PPD Shareholders as of January 24, 1996 and all of the shares of Common Stock to be received by the New PPD Shareholders in the Merger, subject to such adjustments as provided in the Registration Rights Agreement.

                 4. Limitation on Number of Shares of Registrable Stock. If pursuant to the terms of the Registration Rights Agreement the number of shares of Registrable Stock permitted to be registered and offered for sale to the public is reduced, then in such event the total number of shares of Registrable Stock to be registered and included in the proposed offering pursuant to the Registration Rights Agreement shall be allocated among the Existing PPD Shareholders and the New PPD Shareholders as follows:

                 (a) Unless otherwise agreed among the Holders, the shares of Registrable Stock to be registered (other than those to be registered to cover an overallotment) shall be allocated as follows: (i) Sixteen percent (16%) of such shares of Registrable Stock to be registered (but in any event not greater than 400,000 shares of Registrable Stock) shall be allocated to and registered on behalf of the New PPD Shareholders, pro rata, based upon the total number of Registrable Stock owned by each New PPD Shareholder at the time of filing of the registration statement; and (ii) the remaining shares of Registrable Stock to be registered shall be allocated to and registered on behalf of the Existing PPD Shareholders, pro rata, based upon the total number of shares of Registrable Stock owned by each Existing PPD Shareholder at the time of filing the registration statement;

                 (b) Any shares of Registrable Stock to be registered to cover an overallotment option granted to the underwriters of such offering shall be allocated to and registered on behalf of the Existing PPD Shareholders and the New PPD Shareholders, pro rata, based upon the total number of Registrable Stock owned by each





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Holder at the time of filing the registration statement;

                 (c) Any remaining shares of Registrable Stock to be registered and not otherwise allocated under Sections 4(a) and (b) above shall be allocated to and registered on behalf of the Existing PPD Shareholders, pro rata, based upon the total number of shares of Registrable Stock owned by each Existing PPD Shareholder at the time of filing the registration statement; and

                 (d) It is expressly agreed and acknowledged by each of the Holders that the shares of Registrable Stock allocated to the Existing PPD Shareholders, on the one hand, and to the New PPD Shareholders, on the other hand, may be reallocated (by such group of shareholders) among the Holders in each such group to the extent that one or more of the Holders in the group choose not to participate in such registration.


                 5. No Other Modifications. Except as specifically amended hereby, the Registration Rights Agreement shall remain in full force and effect. No change or modification of this Amendment with respect to the registration rights granted hereunder to the New PPD Shareholders shall be valid or binding upon the New PPD Shareholders unless such change or modification is in writing and is signed by New PPD Shareholders holding a majority of the Registrable Stock owned by all of the New PPD Shareholders.



                         [NEXT PAGE IS SIGNATURE PAGE]

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                           COUNTERPART SIGNATURE PAGE
                                       TO
                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
                    (FOR PPD AND EXISTING PPD SHAREHOLDERS)


                 IN WITNESS WHEREOF, the Company, the Existing PPD Shareholders and the New PPD Shareholders have executed counterpart signature pages to this Amendment as of the date and year first above written.





                                           ---------------------- (SEAL)


                                           ---------------------- (SEAL)


                                           ---------------------- (SEAL)


                                           ---------------------- (SEAL)


                                           ---------------------- (SEAL)


                                           ---------------------- (SEAL)


[CORPORATE SEAL]                  PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
ATTEST:

- ------------------                By: ------------------------------------
                                      Its: President
- -------- Secretary



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                           COUNTERPART SIGNATURE PAGE
                                       TO
                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
                           (FOR NEW PPD SHAREHOLDERS)


                 IN WITNESS WHEREOF, the Company, the Existing PPD Shareholders and the New PPD Shareholders have executed counterpart signature pages to this Amendment as of the date and year first above written.




                                           -----------------------(SEAL)
                                           JOHN D. BRYER


                                           -----------------------(SEAL)
                                           KENNETH H. HARPER


                                           -----------------------(SEAL)
                                           JOSEPH H. HIGHLAND


                                           -----------------------(SEAL)
                                           JOHN H. TIMONEY


                                           -----------------------(SEAL)
                                           STEPHEN L. WAECHTER


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                                   SCHEDULE 1

                           EXISTING PPD SHAREHOLDERS


                              FREDRIC N. ESHELMAN

                                  ERNEST MARIO

                              JOHN A. McNEILL, JR.

                               RONALD B. McNEILL

                                 PETER J. WISE

                                RICHARD CHARLES

                                RICHARD JOHNSON


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                                   SCHEDULE 2

                             NEW PPD SHAREHOLDERS(1)


                                 JOHN D. BRYER

                               KENNETH H. HARPER

                               JOSEPH H. HIGHLAND

                                JOHN H. TIMONEY

                              STEPHEN L. WAECHTER



(1) The actual number of shares of the Company to be considered as Registrable Stock for each of the New PPD Shareholders shall be equal to the total number of shares of Common Stock of the Company received by each of the New PPD Shareholders in connection with the Merger whether based upon the Exchange Ratio set forth in the Agreement and Plan of Reorganization between the Company, APBI and Wilmington Merger Corp or received pursuant to the buyout of APBI options or vesting of restricted stock grants.

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